Exhibit 99.2

NASDAQ: RGLD Second Fiscal Quarter 2018 Results February 8, 2018 Royal Gold, Inc. EXHIBIT 99.2

NASDAQ: RGLD | 2 This presentation contains certain forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 . Such forward - looking statements involve known and unknown risks, uncertainties, and other factors that could cause actual results to differ materially from the projections and estimates contained herein and include, but are not limited to : expected production at Rainy River, Wassa and Prestea, and resumption of production at Mount Milligan ; embedded growth and sequential growth catalysts, including estimated production and cash flow from Rainy River, Cortez Crossroads and Peñasquito Pyrite Leach in calendar 2018 ; ability of Rainy River project to achieve and maintain capacity ; expected start - up date for and production from Cortez Crossroads ; expected commissioning of and estimated production from the Peñasquito Pyrite Leach ; expected preliminary economic assessment of the Peak Gold project ; diverse portfolio, including recent expansions/extensions at certain producing properties and development activity at other properties ; short - and long - term financial impacts of US tax reform ; expected effective tax rate ; focus on free cash flow to reduce debt ; repayment of convertible bonds maturing in June 2019 in cash ; depreciation, depletion and amortization ; statements concerning amount and payment of dividends ; solid, steady performance and efficient capital structure, including systematically paying down debt from cash flow, stronger balance sheet and being prepared for new opportunities ; and mine life and reserves estimates and forecasts of throughput, recoveries and production from the operators of our stream and royalty interests . Factors that could cause actual results to differ materially from these forward - looking statements include, among others : the risks inherent in the operation of mining properties ; a decreased price environment for gold and other metals on which our stream and royalty interests are determined ; performance of and production at properties, and variation of actual production from the production estimates and forecasts made by the operators of those stream and royalty properties ; decisions and activities of the Company’s management affecting margins, use of capital and changes in strategy ; unexpected operating costs, decisions and activities of the operators of the Company’s stream and royalty properties ; changes in operators’ mining and processing techniques or stream or royalty calculation methodologies ; resolution of regulatory and legal proceedings ; unanticipated grade, geological, metallurgical, environmental, processing or other problems at the properties ; operators’ inability to access sufficient raw materials, water or power ; inability of operators to bring projects into production as expected, including development stage mining properties, mine and mill expansion projects and other development and construction projects ; revisions or inaccuracies in technical reports, reserve, resources and production estimates ; changes in project parameters as plans of the operators are refined ; the results of current or planned exploration activities ; errors or disputes in calculating stream deliveries and royalty payments, or deliveries or payments under stream or royalty agreements ; the liquidity and future financial needs of the Company ; economic and market conditions ; the impact of future acquisitions and stream and royalty financing transactions ; the impact of issuances of additional common stock ; and risks associated with conducting business in foreign countries, including application of foreign laws to contract and other disputes, environmental laws, enforcement and uncertain political and economic environments . These risks and other factors are discussed in more detail in the Company’s public filings with the Securities and Exchange Commission . Statements made herein are as of the date hereof and should not be relied upon as of any subsequent date . The Company’s past performance is not necessarily indicative of its future performance . The Company disclaims any obligation to update any forward - looking statements . Third - party information : Certain information provided in this presentation has been provided to the Company by the operators of properties subject to our stream and royalty interests, or is publicly available information filed by these operators with applicable securities regulatory bodies, including the Securities and Exchange Commission . The Company has not verified, and is not in a position to verify, and expressly disclaims any responsibility for the accuracy, completeness or fairness of such third - party information and refers readers to the public reports filed by the operators for information regarding those properties . Cautionary Statement

NASDAQ: RGLD | Today’s Speakers Tony Jensen President and CEO Stefan Wenger CFO and Treasurer 3 Bill Heissenbuttel Vice President Corporate Development

NASDAQ: RGLD | Revenue of $114 million , up 7% Stronger production at Andacollo, Wassa & Prestea, first sales from Rainy River Reported loss of ($0.23) per share Reflects US Tax Legislation and a non - cash functional currency election Adjusted Earnings 1 of $0.41 per share, up 16% Cash flow from operations of $76 million, up 8% Volume of 89,700 GEO 2 s, up 2% Dividends of $16 million, up 5% Repayment of another $50 million of debt ~$975 million of liquidity Strong year over year operating results 4 1 Non - GAAP measure adjusted for preliminary impacts of US tax legislation and non - cash functional currency election. Please see slide 14 for details. 2 Gold Equivalent Ounces (“GEOs”) are calculated as revenue divided by the average gold price for the same period.

NASDAQ: RGLD | Notable updates in calendar 2018 Recent Developments 5 Achieved 2017 gold production guidance Stream on 10.5% of gold production effective Jan 1, 2018 2 2018: 230koz to 255koz gold production expected 1 Mount Milligan Achieved nameplate capacity in December (21ktpd) 1 Stream on 6.5% of gold and 60% of silver 1,2 2018: 310koz - 350koz gold production expected 1,2,3 Rainy River Currently operating at partial capacity (~30ktpd) Resumption of full production expected by late April 1 Stream on 35% of gold and 18.75% of copper 2 Mount Milligan 1 Information has been provided to the Company by the operators of those properties or is publicly available information filed by those operators. Please see slide 2. 2 See slide 13 for details on the scope of Royal Gold’s streaming and royalty interests. 3 New Gold expects to deliver 21.5koz gold and 185koz silver to Royal Gold from calendar 2018 production(January 16, 2018). Wassa and Prestea

Embedded Growth

NASDAQ: RGLD


Rainy River

- Rainy River expected to be Top-10 revenue generator for RGLD
- CY18 deliveries of 21.5koz gold & 185koz silver expected[2]
- 3.9Moz gold in reserves; 10.0Moz silver in reserves[1,3]


Cortez Crossroads

- Barrick: stripping underway, production expected late CY18[1]
- 4.5% NVR & 5% GSR royalty[3]
- 3.2Moz gold in reserves[1]


Peñasquito Leach

- Goldcorp: Commissioning accelerated to CQ418[1]
- Progress at 1/16/18: 62% complete[1]
- Expected to add 1Moz gold, 44Moz silver to mine life[1]


Peak Gold

- Preliminary Economic Assessment (PEA) in progress
- Exploration and development activity continuing
- Maiden 1.3Moz gold measured & indicated resource[4,5]

[1] Information has been provided to the Company by the operators of those properties or is publicly available information filed by those operators. Please see slide 2.
[2] Please see New Gold's press release dated January 16, 2018.
[3] See slide 13 for details on the scope of Royal Gold's streaming and royalty interests.
[4] The U.S. Securities and Exchange Commission does not recognize this term. Mineralized material is that part of a mineral system that has potential economic significance but cannot be included in the proven and probable ore reserve estimates until further drilling and metallurgical work is completed, and until other economic and technical feasibility factors based upon such work have been resolved. Investors are cautioned not to assume that any part or all of the mineral deposits in this category will ever be converted into reserves.
[5] The terms measured and indicated resource are not SEC recognized terms. Estimates of resources are subject to further exploration and development, are subject to additional risks, and no assurance can be given that they will eventually convert to future reserves.

ROYAL GOLD, INC | 6

NASDAQ: RGLD | Diverse Portfolio 7 Our portfolio is almost entirely precious metals; includes 39 producing and 23 development properties 1,2 Development and/or permitting activity at LaRonde Zone 5 3 (2% NSR), Back River (1.95 - 2.35% NSR), Relief Canyon (2% NSR) 1 Producing properties not highlighted in the map include Allan, Bald Mountain, Canadian Malartic , Dolores, Don Mario, El Limon, Gold Hill, Goldstrike , Gwalia, Holt, Las Cruces, Leeville , Marigold, Meekathara , Mulatos , Rambler North, Robinson, Ruby Hill, Skyline, South Laverton, Southern Cross, Taparko , Twin Creeks, Wharf, Williams/ Hemlo and others. 2 Reflects portfolio at January 31, 2018. 3 Referred to as Bousquet - Cadillac - Jones in Royal Gold’s disclosure materials.

NASDAQ: RGLD | $114 million revenue US Tax Reform signed into law on December 22, 2017 Reduces US corporate income tax rate from 35% to 21% Allows efficient repatriation of future foreign earnings Our reported Q2 loss per share of ($0.23) included these impacts: — One - time repatriation tax and reassessment of certain balance sheet assets and liabilities, totaling $26.4 million ($0.40 per share) — Foreign currency election in Canada to use the US dollar as our functional currency for a foreign subsidiary that previously reported tax returns in Canadian dollars, totaling $15.9 million ($0.24 per share) Absent these 2 impacts, adjusted EPS 1 would have been $0.41/share and effective tax rate for fiscal 2018 to date would have been ~20% Q2FY18 Results 1 Adjusted EPS is a non - GAAP measure. Please see page 14 for reconciliation. 8

NASDAQ: RGLD | 9 Net Debt/EBITDA 1.3x at 12 - 31 - 17 Strong liquidity of ~$975 million at 12 - 31 - 17 Focus on using free cash flow to reduce debt At current metals prices 1 we expect to: Repay the $150 million outstanding on our revolver in June Repay principal of our $370 million bonds maturing June 2019 using RCF & cash Liquidity and Debt Outlook Date Item ($USD millions) December 31, 2017 Undrawn Revolver $850m December 31, 2017 Working Capital $124m December 31, 2017 Total Available Liquidity $974m $45m Repaid March, 2017 $50m Repaid June, 2017 $50m Repaid Dec, 2017 $50m Repaid Sept, 2017 1 Also assuming no changes to our existing portfolio.

NASDAQ: RGLD | FQ2 Revenue of $114 million H2 FY18 effective tax rate forecast range is 17 - 23% (down from 20% - 25%) Subject to any final revisions to our preliminary calculations FQ2 DD&A of $469 per GEO FY18 DD&A forecast range is $450 - $500 per GEO Dividend represented 21% payout ratio 1 of operating cash flow for H1FY18 Q2FY18 Results and H2FY18 Outlook 10 1 Calculated as reported cash from operations divided by common dividends paid during the same period. 2 2018 reflects average gold price through January 22, 2018. 3 Calendar year 2018 dividend declared but not yet paid. $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 Dividend Per Share Average Gold Price (source: Kitco) Annual Dividends Per Share (Calendar Year) Gold Price in US Dollars 2 3

NASDAQ: RGLD | Rainy River Cortez Crossroads Another step - up in cash flow in FQ2 Tax code improvements Ramp - up at Mount Milligan, Rainy River in CY18 Cash flow growth from Cortez Crossroads and Peñasquito Pyrite Leach Peak Gold PEA in progress CY18 Positioned to take advantage of future acquisition opportunities Stronger balance sheet Solid, Steady Performance 11 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $0 $50 $100 $150 $200 $250 $300 12 months Jun-30-2013 12 months Jun-30-2014 12 months Jun-30-2015 12 months Jun-30-2016 12 months Jun-30-2017 LTM December 31-2017 Cash from Operations Average Gold Price(Kitco) $288m Last 5 years’ OCF average = $189m per year US$ Millions

1660 Wynkoop Street, #1000 Denver, CO 80202 303.573.1660 info@royalgold.com www.royalgold.com NASDAQ: RGLD

Portfolio of Assets
Diverse, Long Lived Properties

NASDAQ: RGLD

Streams (at January 1, 2018)

Operator	Mine	Metal	RGLD interest	until	RGLD interest	until	RGLD interest	until	RGLD pays (per unit)	until	RGLD pays (per ounce)	until	Reserve Remaining Mine Life (Years)	CY2018 Operator Production Guidance (oz/lbs)[2]
Centerra Gold	Mount Milligan	Gold	35%	LOM (life of mine)	-	-	-	-	$435	LOM	-	-	21	TBA
Centerra Gold	Mount Milligan	Copper	18.75%	LOM	-	-	-	-	15% of spot	LOM	-	-	21	TBA
Barrick	Pueblo Viejo	Gold	7.50%	990koz	3.75%	remaining LOM	-	-	30% of spot	550koz	60% of spot	remaining LOM	25+	TBA
Barrick	Pueblo Viejo	Silver	75% at fixed 70% recovery	50Moz	37.50%	remaining LOM	-	-	30% of spot	23.1Moz	60% of spot	-	25+	Not provided
New Gold	Rainy River	Gold	6.50%	230koz	3.25%	remaining LOM	-	-	25% of spot	-	-	-	14	310,000-350,000
New Gold	Rainy River	Silver	60%	3.1Moz	30%	remaining LOM	-	-	25% of spot	-	-	-	14	Not provided
Teck	Andacollo	Gold	100%	900koz	50%	remaining LOM	-	-	15% of spot	-	-	-	17	TBA
Golden Star	Wassa/ Prestea	Gold	10.5%	240koz	5.50%	Remaining LOM	-	-	20% of spot	240koz	30% of spot	thereafter	10	230,000-255,000

Key Royalties[1] (at January 1, 2018)			RGLD interest	Until	Reserve Remaining Mine Life (Years)	CY2018 Operator Production Guidance (oz/lbs)[2]
Goldcorp	Peñasquito	Gold Silver Lead Zinc	2.00%	LOM	10	310,000 (gold)
Barrick	Cortez	Gold	Various	LOM	12	TBA
Agnico-Eagle & Yamana	Malartic	Gold	1-1.5%	LOM	10	Not available
Newmont	Leeville	Gold	1.80%	LOM	11	Not available
KGHM	Robinson	Gold Copper	3.00%	LOM	5	Not available
Kirkland Lake	Holt	Gold	0.00013 x the gold price	LOM	8	Not available
Alamos Gold	Mulatos	Gold	1-5%	capped; expect to reach in ~2019	2	TBA

1 Includes largest royalties by revenue. An additional 28 royalties from producing mines in Royal Gold's portfolio not shown.

2 Production estimates are received from our operators and there can be no assurance that production estimates received from our operators will be achieved. Please refer to our cautionary language regarding forward-looking statements on slide 2, as well as the Risk Factors identified in Part I, Item 1A, of our Fiscal 2017 10-K for information regarding factors that could affect actual results.

ROYAL GOLD, INC | 13

Non-GAAP Financial Measures and Adjusted EBITDA Reconciliation

NASDAQ: RGLD

Non-GAAP Financial Measures

Non-GAAP financial measures are intended to provide additional information only and do not have any standard meaning prescribed by generally accepted accounting principles ("GAAP"). These measures should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP.

Adjusted Net Income (Loss) Reconciliation

Management of the Company uses adjusted net income (loss) to evaluate the Company's operating performance, and for planning and forecasting future business operations. The Company believes the use of adjusted net income (loss) allows investors and analysts to understand the results relating to receipt of revenue from its royalty interests and purchase and sale of gold from its streaming interests by excluding certain items that have a disproportionate impact on our results for a particular period. The net income (loss) adjustments are presented net of tax generally at the Company's statutory effective tax rate. Management's determination of the components of adjusted net income (loss) are evaluated periodically and based, in part, on a review of non-GAAP financial measures used by mining industry analysts. Net income (loss) attributable to Royal Gold stockholders is reconciled to adjusted net income (loss) as follows:

Adjusted Net Income (Loss) Reconciliation:

	Three Months Ended December 31, (Unaudited, in thousands)		Six Months Ended December 31, (Unaudited, in thousands)	
	2017	2016	2017	2016
Net (loss) income attributable to Royal Gold common stockholders	$ (14,765)	$ 28,062	$ 13,864	$ 57,850
Preliminary impacts of U.S. tax legislation	26,400	-	26,400	-
Income tax foreign currency election	15,900	-	15,900	-
Non-recurring gains on restructuring of certain stream and royalty interests, net of tax	-	(4,717)	-	(4,717)
Adjusted net income attributable to Royal Gold common stockholders	$ 27,535	$ 23,345	$ 56,164	$ 53,133
Net (loss) income attributable to Royal Gold common stockholders per basic share	$ (0.23)	$ 0.43	$ 0.21	$ 0.89
Preliminary impacts of U.S. tax legislation	0.40	-	0.40	-
Income tax foreign currency election	0.24	-	0.24	-
Non-recurring gains on restructuring of certain stream and royalty interests, net of tax	-	(0.07)	-	(0.07)
Adjusted net income attributable to Royal Gold common stockholders per basic share	$ 0.41	$ 0.36	$ 0.85	$ 0.82
Net (loss) income attributable to Royal Gold common stockholders per diluted share	$ (0.23)	$ 0.43	$ 0.21	$ 0.88
Preliminary impacts of U.S. tax legislation	0.40	-	0.40	-
Income tax foreign currency election	0.24	-	0.24	-
Non-recurring gains on restructuring of certain stream and royalty interests, net of tax	-	(0.07)	-	(0.07)
Adjusted net income attributable to Royal Gold common stockholders per diluted share	$ 0.41	$ 0.36	$ 0.85	$ 0.81

ROYAL GOLD, INC | 14

1660 Wynkoop Street, #1000 Denver, CO 80202 303.573.1660 info@royalgold.com www.royalgold.com NASDAQ: RGLD